SALOMON BROTHERS CAPITAL FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                                Micromuse
DATE OF PURCHASE:                                             February 12,1998
NUMBER OF SHARES PURCHASED:                                   10,000
AGGREGATE PURCHASE PRICE:                                     $120,000
PRICE PER SHARE:                                              $12.00
UNDERWRITING SPREAD:                                          $.84
% GROSS UNDERWRITING SPREAD:                                       7.00%
SHARES OFFERED:                                               3,200,000
TOTAL OFFERING:                                               $38,400,000
25% OF OFFERING:                                              $9,600,000
BROKER:                                                       Deutsche Morgan
 Grenfell


Note:  The above represents the only stock purchased by funds in the Salomon
 Brothers complex.


The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

U.S. Underwriters
                                                       Deutsche Morgan Grenfell, Inc.
                                                       NationsBanc Montgomery Securities, Inc.
                                                       Smith Barney, Inc.
                              CIBC Oppenheimer Corp
                         SoundView Financial Group, Inc.

                               SALOMON BROTHERS CAPITAL FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                                Duane Reade
DATE OF PURCHASE:                                             February 10, 1998
NUMBER OF SHARES PURCHASED:                                   20,000
AGGREGATE PURCHASE PRICE:                                     $330,000
PRICE PER SHARE:                                              $16.50
UNDERWRITING SPREAD:                                          $1.155
% GROSS UNDERWRITING SPREAD:                                       7.00%
SHARES OFFERED:                                               7,277,718
TOTAL OFFERING:                                               $120,082,347
25% OF OFFERING:                                              $30,020,587
BROKER:                                                       Donaldson, Lufkin
 & Jenrette


Note:  The above represents the only stock purchased by funds in the Salomon
 Brothers complex.


The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.


U.S. Underwriters
                                                       Donaldson, Lufkin & Jenrette Securities Corporation
                                                       Goldman, Sachs & Co.
                                                       Smith Barney, Inc.
                                                       ABN AMRO Securities (USA), Inc.
                                                       BancAmerica Robertson Stephens
                                                       Bear, Stearns & Co., Inc.
                                                       BT Alex. Brown Incorporated
                                                       CIBC Oppenheimer Corp
                                                       A.G. Edwards & Sons, Inc.
                                                       Furman Selz LLC
                                                       Lehman Brothers Inc.
                                                       Merrill Lynch, Pierce, Fenner & Smith
                                                       Morgan Stanley & Co. Incorporated
                                                       Arnhold & S. Bleichroeder, Inc.
                                                       Robert W. Baird & Co. Incorporated
                                                       William Blair & Company, L.L.C.
                                                       Balckford Securities Corporation
                                                       Chatsworth Securities LLC
                                                       EVEREN Securities, Inc.
                                                       Fahnestock & Co. Inc.
                                                       Gruntal & Co., L.L.C
                                                       Janney Montgomery Scott Inc.
                                                       Johnston, Lemon & Co. Incorporated
                                                       Edward D. Jones & Co., L.P.
                                                       C.L. King & Associates, Inc.
                                                       Ladenburg, Thalman & Co., Inc.
                                                       Laidlaw Global Securities
                                                       Legg Mason Wood Walker Incorporated
                                                       McDonald & Company Securities, Inc.
                                                       Needham & Company, Inc.
                                                       Ormes Capital Markets, Inc.
                                                       Parker/Hunter Incorporated
                                                       Pennsylvania Merchant Group Ltd.
                                                       Ragen Mackenzie Incorporated
                                                       Raymond James & Associates, Inc.
                                                       Redwine & Company Inc.
                                                       The Robinson-Humphrey Company, Inc.
                                                       Sanders Morris Mundy Inc.
                                                       Sands Brothers & Co., Ltd
                                                       Scott & Stringfellow, Inc.

                               SALOMON BROTHERS CAPITAL FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                                Steelcase
DATE OF PURCHASE:                                             February 17, 1998
NUMBER OF SHARES PURCHASED:                                   10,200
AGGREGATE PURCHASE PRICE:                                     $285,600
PRICE PER SHARE:                                              $28.00
UNDERWRITING SPREAD:                                          $1.61
% GROSS UNDERWRITING SPREAD:                                       5.75%
SHARES OFFERED:                                               12,150,000
TOTAL OFFERING:                                               $340,200,000
25% OF OFFERING:                                              $85,050,000
BROKER:                                                       Goldman Sachs




Note: A total of 48,700 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $1,363,600.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

U.S. Underwriters
                              Goldman, Sachs & Co.
                                                       Bear, Stearns & Co., Inc.
                                                       Morgan Stanley & Co. Incorporated
                                                       Smith Barney, Inc.
                                                       Robert W. Baird & Co. Incorporated
                                                       BT Alex. Brown Incorporated
                                                       Credit Suisse First Boston Corporation
                                                       A.G. Edwards & Sons, Inc.
                                                       First of Michigan Corporation
                                                       Interstate/Johnson Lane Corporation
                                                       Edward D. Jones & Co., L.P.
                                                       McDonald & Company Securities, Inc.
                                                       Merrill Lynch, Pierce, Fenner & Smith
                                                       J.P. Morgan Securities Inc.
                                                       NationsBanc Montgomery Securities, Inc.
                                                       The Ohio Company
                                                       Raymond James & Associates, Inc.
                                                       Roney & Co., LLC
                                                       Stifel, Nicolaus & Company, Incorporated
                                                       Tucker Anthony Incorporated
                                                       Wasserstein Perella Securities, Inc.
                                                       Wheat First Securities, Inc.

                               SALOMON BROTHERS CAPITAL FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                                Global TeleSystems
 Group, Inc.
DATE OF PURCHASE:                                             February 4, 1998
NUMBER OF SHARES PURCHASED:                                   1,000
AGGREGATE PURCHASE PRICE:                                     $20,000
PRICE PER SHARE:                                              $20.00
UNDERWRITING SPREAD:                                          $1.30
% GROSS UNDERWRITING SPREAD:                                        6.50%
SHARES OFFERED:                                               11,100,000
TOTAL OFFERING:                                               $222,000,000
25% OF OFFERING:                                              $55,500,000
BROKER:                                                       Merrill Lynch




Note: A total of 4,900 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $98,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

U.S. Underwriters
                                                       Merrill Lynch, Pierce, Fenner & Smith
                                                       Donaldson, Lufkin & Jenrette Securities Corporation
                               UBS Securities Inc.
                                                       Lehman Brothers Inc.
                                                       Furman Selz LLC
                                                       BT Alex. Brown Incorporated
                                                       Credit Lyonnais Securities (USA), Inc.
                                                       Credit Suisse First Boston Corporation
                                                       Doft & Co., Inc.
                                                       Goldman, Sachs & Co.
                                                       Lazard Freres & Co. LLC
                                                       Morgan Stanley & Co. Incorporated
                                                       SBC Warburg Dillon Read Inc.
                                                       Smith Barney, Inc.
                                                       Arnhold & S. Bleichroeder, Inc.
                                                       Black and Company Inc.
                                                       Gerard Klauer Mattison & Co., LLC
                                                       Oscar Gruss & Son Incorporated
                                                       Johnston, Lemon & Co. Incorporated

                               SALOMON BROTHERS CAPITAL FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                                Nutraceutical
 International
DATE OF PURCHASE:                                             February 20, 1998
NUMBER OF SHARES PURCHASED:                                   9,900
AGGREGATE PURCHASE PRICE:                                     $173,250
PRICE PER SHARE:                                              $17.50
UNDERWRITING SPREAD:                                          $1.225
% GROSS UNDERWRITING SPREAD:                                       7.00 %
SHARES OFFERED:                                               3,330,000
TOTAL OFFERING:                                               $58,275,000
25% OF OFFERING:                                              $14,568,750
BROKER:                                                       Donaldson, Lufkin
 & Jenrette

Note:  The above represents the only stock purchased by funds in the Salomon
 Brothers complex.


The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

U.S. Underwriters
                                                       Donaldson, Lufkin & Jenrette Securities Corporation
                                                       Smith Barney, Inc.
                                                       Bear, Stearns & Co., Inc.
                                                       Credit Suisse First Boston Corporation
                                                       Goldman, Sachs & Co.
                                                       Merrill Lynch, Pierce, Fenner & Smith
                                                       Morgan Stanley & Co. Incorporated
                                                       NationsBanc Montgomery Securities, Inc.
                                                       Paine Webber Incorporated
                                                       SBC Warburg Dillon Read Inc.
                                                       Adams, Harkness & Hill, Inc.
                                                       Crowell, Weedon & Co.
                                                       EVEREN Securities, Inc.
                                                       Fahnestock & Co. Inc.
                                                       Janney Montgomery Scott Inc.
                                                       Johnston, Lemon & Co. Incorporated
                                                       C.L. King & Associates, Inc.
                                                       Legg Mason Wood Walker Incorporated
                                                       McDonald & Company Securities, Inc.
                                                       Parker / Hunter Incorporated
                                                       Pennsylvania Merchant Group Ltd.
                                                       Piper Jaffray Inc.
                                                       Ragen Mackenzie Incorporated
                                                       Raymond James & Associates, Inc.
                                                       Roney & Co., LLC
                                                       Ryan, Beck & Co
                                                       Sands Brothers & Co., Ltd
                                                       Sutro & Co., Incorporated
                                                       Tucker Anthony Incorporated

                               SALOMON BROTHERS CAPITAL FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                                Jacor
 Communications, Inc.
DATE OF PURCHASE:                                             February 3, 1998
NUMBER OF SHARES PURCHASED:                                   10,000
AGGREGATE PURCHASE PRICE:                                     $505,000
PRICE PER SHARE:                                              $50.50
UNDERWRITING SPREAD:                                          $2.02
% GROSS UNDERWRITING SPREAD:                                       4.00 %
SHARES OFFERED:                                               4,560,000
TOTAL OFFERING:                                               $230,280,000
25% OF OFFERING:                                              $57,570,000
BROKER:                                                       Donaldson,
 Lufkin & Jenrette

Note:  The above represents the only stock purchased by funds in the Salomon
 Brothers complex.


The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.


U.S. Underwriters
                                                       Donaldson, Lufkin & Jenrette Securities Corporation
                                                       Goldman, Sachs & Co.
                                                       Morgan Stanley & Co. Incorporated
                                                       Salomon Smith Barney
                                                       Chase Securities, Inc.
                                                       CIBC Oppenheimer Corp
                                                       Dresdner Kleinwort Benson North America LLC
                                                       NationsBanc Montgomery Securities LLC
                                                       Genesis Merchant Group Securities, LLC
                                                       TD Securities (USA) Inc.

                               SALOMON BROTHERS CAPITAL FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                                Columbia
 Sportswear Company

DATE OF PURCHASE:                                             March 26,1998
NUMBER OF SHARES PURCHASED:                                   19,800
AGGREGATE PURCHASE PRICE:                                     $356,400
PRICE PER SHARE:                                              $18.00
UNDERWRITING SPREAD:                                          $1.24
% GROSS UNDERWRITING SPREAD:                                       6.88%
SHARES OFFERED:                                               5,600,000
TOTAL OFFERING:                                               $100,800,000
25% OF OFFERING:                                              $25,200,000
BROKER:                                                       Goldman Sachs


Note:  The above represents the only stock purchased by funds in the Salomon
 Brothers complex.


The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

U.S. Underwriters
                                                       Goldman, Sachs & Co.
                                                       NationsBanc Montgomery Securities, Inc.
                                                       Paine Webber Incorporated
                                                       BancAmerica Robertson Stephens
                                                       Black and Company Inc.
                                                       Dain Rauscher Incorporated
                                                       D.A. Davidson & Co. Incorporated
                                                       Gruntal & Co., Incorporated
                                                       HSBC Securities Inc.
                                                       Hambrecht & Quist LLC
                                                       Edward D. Jones & Co., L.P.
                                                       J.P. Morgan Securities Inc.
                                                       Pacific Crest Securities
                                                       Piper Jaffray Inc.
                                                       Ragen MacKenzie Inc
                                                       Scott & Stringfellow, Inc.
                                                       Smith Barney, Inc.
                                                       Stephens, Inc.
                                                       Sutro & Co., Incorporated

                                 SALOMON BROTHERS CAPITAL FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                                Young & Rubicam
 Inc.
DATE OF PURCHASE:                                             May 12, 1998
NUMBER OF SHARES PURCHASED:                                   44,500
AGGREGATE PURCHASE PRICE:                                     $1,112,500
PRICE PER SHARE:                                              $25.00
UNDERWRITING SPREAD:                                          $1.375
% GROSS UNDERWRITING SPREAD:                                        5.50%
SHARES OFFERED:                                               16,600,000
TOTAL OFFERING:                                               $415,000,000
25% OF OFFERING:                                              $103,750,000
BROKER:                                                       Donaldson, Lufkin
 & Jenrette




Note: A total of 45,000 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $1,125,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.


U.S. Underwriters
                                                       Donaldson, Lufkin & Jenrette Securities Corporation
                                                       Bear, Stearns & Co., Inc.
                                                       Furman Selz LLC
                                                       Goldman, Sachs & Co.
                                                       Smith Barney, Inc.
                                                       ABN AMRO Securities (USA), Inc.
                                                       Allen & Company, Inc.
                                                       CIBC Oppenheimer Corp
                                                       Credit Suisse First Boston Corporation
                                                       A.G. Edwards & Sons, Inc.
                                                       Lehman Brothers Inc.
                                                       Merrill Lynch, Pierce, Fenner & Smith
                                                       J.P. Morgan Securities Inc.
                                                       Morgan Stanley & Co. Incorporated
                                                       NationsBanc Montgomery Securities LLC
                                                       Paine Webber Incorporated
                                                       Prudential Securities Incorporated
                                                       SBC Warburg Dillon Read Inc.
                                                       Sands Brothers & Co., Ltd
                                                       Advest, Inc.
                                                       Robert W. Baird & Co. Incorporated
                                                       George K. Baum & Company
                                                       William Blair & Company, L.L.C.
                                                       J. C. Bradford & Co.
                                                       Burnham Securities Inc.
                                                       Chatsworth Securities LLC
                                                       Gabelli & Company, Inc.
                                                       Gerard Klauer Mattison & Co., LLC
                                                       GS2 Securitites, Inc.
                                                       Hanifen, Imhoff Inc.
                                                       Hoak Breedlove Wesneski & Co.
                                                       Janney Montgomery Scott Inc.
                                                       Johnston, Lemon & Co. Incorporated
                                                       Edward D. Jones & Co., L.P.
                                                       C.L. King & Associates, Inc.
                                                       Ladenburg, Thalman & Co., Inc.
                                                       Needham & Company, Inc.
                                                       Ormes Capital Markets, Inc.
                                                       Parker / Hunter Incorporated
                                                       Pennsylvania Merchant Group Ltd.
                                                       Roney & Co., LLC
                                                       Ryan, Beck & Co.
                                                       Sanders Morris Mundy Inc.
                                                       Stifel, Nicolaus & Company, Incorporated
                                                       Sutro & Co., Incorporated
                                                       Tucker Anthony Incorporated
                                                       C.E. Unterberg, Towbin

International Underwriters
                                                       Donaldson, Lufkin & Jenrette Securities Corporation
                                                       Bear, Stearns International Limited
                                                       Furman Selz L.L.C.

                           Goldman Sachs International
                                Smith Barney Inc.
                                 Cazenove & Co.

                                 SALOMON BROTHERS CAPITAL FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                                CombiChem
DATE OF PURCHASE:                                             May 8, 1998
NUMBER OF SHARES PURCHASED:                                   148,500
AGGREGATE PURCHASE PRICE:                                     $1,118,000
PRICE PER SHARE:                                              $8.00
UNDERWRITING SPREAD:                                          $.56
% GROSS UNDERWRITING SPREAD:                                        7.00%
SHARES OFFERED:                                               2,250,000
TOTAL OFFERING:                                               $18,000,000
25% OF OFFERING:                                              $4,500,000
BROKER:                                                       BancAmerica
 Robertson Stephens




Note: A total of 150,000 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $1,200,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.


U.S. Underwriters
                                                       BancAmerica Robertson Stephens
                                                       Donaldson, Lufkin & Jenrette Securities Corporation
                                                       Smith Barney, Inc.
                                                       Adams, Harkness & Hill, Inc.
                                                       William Blair & Company, L.L.C.
                                                       Cowen & Company
                                                       EVEREN Securities, Inc.

                                 SALOMON BROTHERS CAPITAL FUND

                                    PURCHASE PURSUANT TO
                                           RULE 10f-3 OF ICA


NAME OF STOCK:                                                Professional
 Detailing
DATE OF PURCHASE:                                             May 19, 1998
NUMBER OF SHARES PURCHASED:                                   1,000
AGGREGATE PURCHASE PRICE:                                     $16,000
PRICE PER SHARE:                                              $16.00
UNDERWRITING SPREAD:                                          1.12
% GROSS UNDERWRITING SPREAD:                                        7.00%
SHARES OFFERED:                                               2,800,000
TOTAL OFFERING:                                               $44,800,000
25% OF OFFERING:                                              $11,200,000
BROKER:                                                       Morgan Stanley
 Dean Witter


Note:  The above represents the only stock purchased by funds in the Salomon
 Brothers complex.


The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.



U.S. Underwriters
                                                       Morgan Stanley & Co. Incorporated
                                                       William Blair & Company, L.L.C.
                                                       Hambrecht & Quist LLC
                                                       Cowen & Company
                                                       Credit Suisse First Boston Corporation
                                                       Dominick & Dominick, Incorporated
                                                       A.G. Edwards & Sons, Inc.
                                                       Interstate/Johnson Lane Corporation
                                                       Janney Montgomery Scott Inc.
                                                       Edward D. Jones & Co., L.P.
                                                       Morgan Keegan & Company, Inc.
                                                       Pennsylvania Merchant Group Ltd.
                                                       Piper Jaffray Inc.
                                                       Redwine & Company Inc.
                                                       Smith Barney, Inc.
                                                       C.E. Unterberg, Towbin
                                                       Vector Securities International, Inc.